                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 23, 2001


                      Fleet Bank (RI), National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

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
         United States                     333-38650-01                   050495490
(State or Other Jurisdiction of      (Commission File Number)           (IRS Employer
        Incorporation)                                              Identification Number)

          111 Westminster Street
         Providence, Rhode Island                           02903
(Address of Principal Executive Office)                   (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

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
Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 23, 2001 the Fleet Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  4.1      Series 2001-A Supplement dated as of February 23, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET BANK (RI), NATIONAL ASSOCIATION
                                            On behalf of the Fleet Credit Card
                                            Master Trust II



                                          By:  /s/  Jeffrey A. Lipson
                                             -----------------------------------
                                          Name:  Jeffrey A. Lipson
                                          Title:   Vice President

                                  EXHIBIT INDEX


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
Exhibit                               Description
-------                               -----------
4.1               Series 2001-A Supplement dated as of February 23, 2001.
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